UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)               December 15, 2009

                               EMCOR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
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(Commission File Number)                    (I.R.S. Employer Identification No.)

     301 Merritt Seven, Norwalk, CT                     06851-1060
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(Address of Principal Executive Offices)                (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (d) On December 15, 2009, the Board of Directors (the "Board") of EMCOR Group, Inc. (the "Company") elected Mr. Anthony J. Guzzi, President and Chief Operating Officer of the Company, to serve as a member of the Board. Mr. Guzzi was not appointed by any committees of the Board. Mr. Guzzi will not receive additional compensation for his service as a director.

     A copy of the press release announcing Mr. Guzzi's election to the Board is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

     (d) Exhibits

                     Exhibit                        Description
                     -------                        -----------

                 Exhibit 99.1 Press Release - Reporting Election of Mr. Anthony J. Guzzi to the Board of Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMCOR GROUP, INC.



Date:  December 18, 2009                   By: /s/ Sheldon I. Cammaker
                                               --------------------------------
                                                Name:  Sheldon I. Cammaker
                                                Title: Executive Vice President,
                                                       General Counsel, and
                                                       Secretary

                                                                    Exhibit 99.1

                          FOR:      EMCOR GROUP, INC.

                          CONTACT:  R. Kevin Matz
                                    Executive Vice President
                                    Shared Services
                                    (203) 849-7938

                                    FD
                                    Investors: Eric Boyriven / Alexandra Tramont
                                    (212) 850-5600
                                    Linden Alschuler & Kaplan, Inc.
                                    Media: Suzanne Dawson / Cecile Fradkin
                                    212-575-4545


                ANTHONY J. GUZZI ELECTED TO THE EMCOR GROUP, INC.
                               BOARD OF DIRECTORS

NORWALK, CONNECTICUT, December 18, 2009 -- EMCOR Group, Inc. (NYSE: EME) today announced the election of Anthony J. Guzzi to the Company's Board of Directors. Mr. Guzzi's election to the Board increases the number of EMCOR Directors to 10, of which eight are independent directors.

Since joining EMCOR in October, 2004, Mr. Guzzi, age 45, has been its President and Chief Operating Officer, responsible for day-to-day operations of the Company.

"Tony's proven leadership qualities and passion for operational excellence have been instrumental in making EMCOR the strong industry leader it is today", stated Frank T. MacInnis, Chairman and Chief Executive Officer of EMCOR. "The Board and I have had the pleasure of working with Tony for more than five years, and we have seen his successes in formulating and implementing strategies to foster and build long-term value for our customers, employees and shareholders. Tony has the experience and qualifications necessary to be an effective Director of the Company, and the Board and I welcome his participation."

From 1997 to October 2004, Mr. Guzzi held a variety of senior leadership positions at United Technologies Corporation (NYSE: UTX) and its subsidiary Carrier Corporation. Prior to joining United Technologies, Mr. Guzzi was an Engagement Manager at McKinsey & Company from 1993 to 1996.

Mr. Guzzi received a B.S. in Civil Engineering and Economics from the United States Military Academy (West Point) in 1986 and received an M.B.A. from Harvard Business School in 1993.

Anthony J. Guzzi Elected to EMCOR Board of Directors                      Page 2

About EMCOR Group, Inc.

A Fortune 500 company with estimated 2009 revenues of $5.5 - $5.6 billion, EMCOR Group, Inc. (NYSE: EME) is a global leader in mechanical and electrical construction, energy infrastructure, and facilities services. A leading provider of critical infrastructure systems, EMCOR gives life to new structures and sustains life in existing ones by its planning, installing, operating, maintaining, and protecting the sophisticated and dynamic systems that create facility environments---such as electrical, mechanical, lighting, air conditioning, heating, security, fire protection, and power generation systems---in virtually every sector of the economy and for a diverse range of businesses, organizations and government. EMCOR represents a rare combination of broad reach with local execution, combining the strength of an industry leader with the knowledge and care of 170 locations. The 26,000 skilled employees of EMCOR have made the company, in the eyes of leading business publications, amongst the "World's Most Admired" and "Best Managed". EMCOR's diversity---in terms of the services it provides, the industries it serves and the geography it spans---has enabled it to create a stable platform for sustained results. The Company's strong financial position has enabled it to attract and retain among the best local and regional talent, to undertake and complete the most ambitious projects, and to redefine and shape the future of the construction and facilities services industry. Additional information on EMCOR can be found at www.EMCORGroup.com.

     This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2008 Form 10-K, its Form 10-Q for the third quarter ended September 30, 2009, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.